Exhibit 99.1

                             Joint Filer Information

Date of Event Requiring Statement: January 19, 2005

Issuer Name and Ticker or
  Trading Symbol:                  Celanese Corporation (CE)

Designated Filer:                  Blackstone Management Associates (Cayman)
                                     IV L.P.

Other Joint Filers:                Blackstone Capital Partners (Cayman) IV L.P.,
                                   Blackstone Family Investment Partnership
                                   (Cayman) IV-A L.P., Blackstone Capital
                                   Partners (Cayman) IV-A L.P., Blackstone
                                   Chemical Coinvest Partners (Cayman) L.P.

Addresses:                         The principal business address of each of the
                                   Joint Filers above is c/o The Blackstone
                                   Group, 345 Park Avenue, New York, New York
                                   10154

Signatures:                        Blackstone Capital Partners (Cayman) IV L.P.

                                   By:  Blackstone Management Associates IV
                                        (Cayman) L.P., its general partner

                                        By:/s/ Robert L. Friedman
                                           ---------------------------------
                                           Name:  Robert L. Friedman
                                           Title: Director


                                   Blackstone Family Investment Partnership
                                   (Cayman) IV-A L.P.

                                   By:  Blackstone Management Associates IV
                                        (Cayman) L.P., its general partner

                                        By:  Blackstone LR Associates (Cayman)
                                             IV Ltd., its general partner

                                        By:/s/ Robert L. Friedman
                                           ---------------------------------
                                           Name:  Robert L. Friedman
                                           Title: Director


                                   Blackstone Capital Partners (Cayman)
                                   IV-A L.P.

                                   By:  Blackstone Management Associates IV
                                        (Cayman) L.P., its general partner

                                        By:  Blackstone LR Associates (Cayman)
                                             IV Ltd., its general partner

                                        By:/s/ Robert L. Friedman
                                           ---------------------------------
                                           Name:  Robert L. Friedman
                                           Title: Director


                                   Blackstone Chemical Coinvest Partners
                                   (Cayman) L.P.

                                   By:  Blackstone Management Associates IV
                                        (Cayman) L.P., its general partner

                                        By:  Blackstone LR Associates (Cayman)
                                             IV Ltd., its general partner

                                        By:/s/ Robert L. Friedman
                                           ---------------------------------
                                           Name:  Robert L. Friedman
                                           Title: Director